UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2021

Paramount Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-36746	32-0439307
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, Suite 1801 New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 237-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common stock of Paramount Group, Inc., $0.01 par value per share	PGRE	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Promotion of Wilbur Paes to Chief Operating Officer, Chief Financial Officer and Treasurer

On February 4, 2021, Paramount Group, Inc. (the “Company”) promoted Wilbur Paes, age 43, to serve as the Company’s Chief Operating Officer, Chief Financial Officer and Treasurer. Mr. Paes had previously served as the Company’s Executive Vice President, Chief Financial Officer and Treasurer.

In connection with Mr. Paes’s promotion, the Company entered into an Amended and Restated Employment Agreement (the “Paes Employment Agreement”) with Mr. Paes on February 4, 2021, which supersedes and replaces his previous employment agreement. The initial term of the Paes Employment Agreement ends on March 31, 2024 unless earlier terminated and will automatically extend for an additional one-year term at the expiration of the initial term unless either party provides written notice of a non-renewal no later than 180 days prior to the expiration of the initial term.

Under the terms of the Paes Employment Agreement, Mr. Paes will receive an annual base salary of $650,000, subject to potential merit increases (but not decreases) each year. The Paes Employment Agreement also provides for a target annual bonus in the amount of at least 150% of base salary. The amount of the actual bonuses will be made by the compensation committee of the Company’s board of directors, in its sole discretion, based on such factors relating to the performance of Mr. Paes or the Company as it deems relevant and may be more or less than the target amount.

Additionally, pursuant to the Paes Employment Agreement, the Company made a special promotion equity award grant to Mr. Paes consisting of LTIP units in the Company’s operating partnership with a value of $1,500,000, all of which LTIP units will be subject to cliff vesting based on continued employment through the fifth anniversary following the date of grant.

Termination without cause or for good reason

The Paes Employment Agreement provides that upon the termination of Mr. Paes’s employment by the Company without “cause” (as defined in the Paes Employment Agreement) or by Mr. Paes for “good reason” (as defined in the Paes Employment Agreement), subject to Mr. Paes signing a separation agreement and mutual release, Mr. Paes will be entitled to the following severance payments and benefits:

•

a lump sum cash payment equal to (x) Mr. Paes’s then-current annual base salary, plus (y) the average of the annual cash incentive bonuses earned by Mr. Paes with respect to the three most recent fiscal years ending on or before the date of termination, but in no event less than $975,000; or, in the event such termination occurs in connection with or within two years after a change in control (as defined in the Paes Employment Agreement), a lump sum cash payment equal to two times such amount;

•	a prorated portion of the annual bonus for the year of termination, calculated based on Mr. Paes’s target bonus for such year;

•

a lump sum cash payment equal to 1.5 times the annual premium payable by us for Mr. Paes’s health and dental insurance; or, in the event such termination occurs in connection with or within two years after a change in control, a lump sum cash payment equal to 2.0 times such annual premium; and

•

accelerated vesting of all equity grants subject to only time-based vesting based on continued employment, with the vesting of equity grants with performance vesting only accelerated to the extent provided by the applicable award agreement.

The Paes Employment Agreement does not provide for any tax gross ups and, in the event Mr. Paes becomes subject to the Section 280G golden parachute excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), the amounts payable as described above would be reduced to the level so that the excise tax will not apply, but only if such reduction would result in a greater after-tax amount to Mr. Paes. The Paes Employment Agreement provides that, upon a change in control, we will set aside funds in a rabbi trust in an amount sufficient to pay the severance payments due in the event of the termination of Mr. Paes in connection with or within two years after a change in control of the Company either by the Company without “cause” or by Mr. Paes for “good reason,” provided that Mr. Paes will only be entitled to these funds in the event Mr. Paes’s employment is actually terminated in connection with or within two years after a change in control of the Company either by the Company without “cause” or by Mr. Paes for “good reason.”

Termination in the event of death or disability

The Paes Employment Agreement provides that in the event Mr. Paes’s employment is terminated on account of his death or disability, Mr. Paes or his beneficiary in the case of death will receive the following payments:

•	a prorated portion of the annual bonus payable for the year of such termination, calculated based on actual achievement of applicable performance metrics for the applicable year; and

•

accelerated vesting of all equity grants subject to only time-based vesting based on continued employment, with the vesting of equity grants with performance vesting only accelerated to the extent provided by the applicable award agreement.

The Paes Employment Agreement provides that in the event that the term expires upon the completion of either the initial term or the extended term, Mr. Paes will be covered under the Company’s severance plan, if any, then in effect and generally applicable to senior executive officers who do not have a written employment agreement with the Company.

Under the Paes Employment Agreement, Mr. Paes is subject to certain restrictive covenants, including non-competition and non-solicitation covenants during his employment with the Company and for 12 months after termination of employment.

The summary of the Paes Employment Agreement set forth above is qualified in its entirety by reference to Exhibit 10.1, which is incorporated herein by reference.

Promotion of Peter Brindley to Executive Vice President, Head of Real Estate

On February 4, 2021, the Company promoted Peter Brindley, age 44, to serve as the Company’s Executive Vice President, Head of Real Estate. Mr. Brindley had previously served as the Company’s Executive Vice President, Leasing.

In connection with Mr. Brindley’s promotion, the Company entered into an Employment Agreement (the “Brindley Employment Agreement”) with Mr. Brindley. The initial term of the Brindley Employment Agreement ends on March 31, 2024 unless earlier terminated and will automatically extend for an additional one-year term at the expiration of the initial term unless either party provides written notice of a non-renewal no later than 180 days prior to the expiration of the initial term.

Under the terms of the Brindley Employment Agreement, Mr. Brindley will receive an annual base salary of $560,000, subject to potential merit increases (but not decreases) each year. The Brindley Employment Agreement also provides for a target annual bonus in the amount of at least 150% of base salary. The amount of the actual bonuses will be made by the compensation committee of the Company’s board of directors, in its sole discretion, based on such factors relating to the performance of Mr. Brindley or the Company as it deems relevant and may be more or less than the target amount.

Additionally, pursuant to the Brindley Employment Agreement, the Company made a special promotion equity award grant to Mr. Brindley consisting of LTIP units in the Company’s operating partnership with a value of $1,500,000, all of which LTIP units will be subject to cliff vesting based on continued employment through the fifth anniversary following the date of grant.

Termination without cause or for good reason

The Brindley Employment Agreement provides that upon the termination of Mr. Brindley’s employment by the Company without “cause” (as defined in the Brindley Employment Agreement) or by Mr. Brindley for “good reason” (as defined in the Brindley Employment Agreement), subject to Mr. Brindley signing a separation agreement and mutual release, Mr. Brindley will be entitled to the following severance payments and benefits:

•

a lump sum cash payment equal to (x) Mr. Brindley’s then-current annual base salary, plus (y) the average of the annual cash incentive bonuses earned by Mr. Brindley with respect to the three most recent fiscal years ending on or before the date of termination, but in no event less than $840,000; or, in the event such termination occurs in connection with or within two years after a change in control (as defined in the Brindley Employment Agreement), a lump sum cash payment equal to two times such amount;

•	a prorated portion of the annual bonus for the year of termination, calculated based on Mr. Brindley’s target bonus for such year;

•

a lump sum cash payment equal to 1.5 times the annual premium payable by us for Mr. Brindley’s health and dental insurance; or, in the event such termination occurs in connection with or within two years after a change in control, a lump sum cash payment equal to 2.0 times such annual premium; and

•

accelerated vesting of all equity grants subject to only time-based vesting based on continued employment, with the vesting of equity grants with performance vesting only accelerated to the extent provided by the applicable award agreement.

The Brindley Employment Agreement does not provide for any tax gross ups and, in the event Mr. Brindley becomes subject to the Section 280G golden parachute excise tax under Section 4999 of the Code, the amounts payable as described above would be reduced to the level so that the excise tax will not apply, but only if such reduction would result in a greater after-tax amount to Mr. Brindley. The Brindley Employment Agreement provides that, upon a change in control, we will set aside funds in a rabbi trust in an amount sufficient to pay the severance payments due in the event of the termination of Mr. Brindley in connection with or within two years after a change in control of the Company either by the Company without “cause” or by Mr. Brindley for “good reason,” provided that Mr. Brindley will only be entitled to these funds in the event Mr. Brindley’s employment is actually terminated in connection with or within two years after a change in control of the Company either by the Company without “cause” or by Mr. Brindley for “good reason.”

Termination in the event of death or disability

The Brindley Employment Agreement provides that in the event Mr. Brindley’s employment is terminated on account of his death or disability, Mr. Brindley or his beneficiary in the case of death will receive the following payments:

•	a prorated portion of the annual bonus payable for the year of such termination, calculated based on actual achievement of applicable performance metrics for the applicable year; and

•

accelerated vesting of all equity grants subject to only time-based vesting based on continued employment, with the vesting of equity grants with performance vesting only accelerated to the extent provided by the applicable award agreement.

The Brindley Employment Agreement provides that in the event that the term expires upon the completion of either the initial term or the extended term, Mr. Brindley will be covered under the Company’s severance plan, if any, then in effect and generally applicable to senior executive officers who do not have a written employment agreement with the Company.

Under the Brindley Employment Agreement, Mr. Brindley is subject to certain restrictive covenants, including non-competition and non-solicitation covenants during his employment with the Company and for 12 months after termination of employment.

Mr. Brindley will cease to be covered by the Company’s Executive Severance Plan during the term of the Brindley Employment Agreement.

The summary of the Brindley Employment Agreement set forth above is qualified in its entirety by reference to Exhibit 10.2, which is incorporated herein by reference.

Appointment of Ermelinda Berberi as Principal Accounting Officer

On February 4, 2021, the Company appointed Ermelinda Berberi, the Company’s Senior Vice President, Chief Accounting Officer, to serve as the principal accounting officer of the Company. Wilbur Paes, the Company’s current principal accounting officer, ceased to serve in such capacity upon his promotion to Chief Operating Officer, Chief Financial Officer and Treasurer.

Ermelinda Berberi, age 40, has been the Company’s Senior Vice President, Chief Accounting Officer since April 2017. Before being appointed Senior Vice President, Chief Accounting Officer, Ms. Berberi was Senior Vice President, Finance since April 2016. Prior to joining the Company in 2016, Ms. Berberi spent over 12 years at Deloitte & Touche LLP in various positions, most recently as an audit Senior Manager in the northeast real estate audit practice, where she served some of the firm’s largest publicly traded REITs. Ms. Berberi graduated from Montclair State University with a Bachelor of Arts degree in Accounting and received her Master of Business Administration degree from Rutgers University. She is a Certified Public Accountant, licensed in the State of New Jersey, and a member of the American Institute of Certified Public Accountants and the New Jersey Society of Certified Public Accountants.

There are no family relationships between Ms. Berberi and any director or executive officer of the Company, and no transactions involving Ms. Berberi that would require disclosure under Item 404(a) of Regulation S-K.

The Company and Ms. Berberi entered into an indemnification agreement in substantially the same form as the Company has entered into with each of its existing executive officers. The indemnification agreement requires, among other matters, that the Company indemnify and advance expenses to Ms. Berberi to the fullest extent permitted by Maryland law for all expenses and liabilities arising out of any proceeding involving Mr. Berberi by reason of her service as an officer of the Company.

Executive Severance Plan

On February 4, 2021, the Company amended its existing Executive Severance Plan to provide that Gage Johnson, the Company’s Senior Vice President, General Counsel and Secretary, and Ms. Berberi are covered by the plan. Under the plan, in the event a participating officer is terminated by the Company without cause, subject to the officer signing a separation agreement and release with restrictive covenants, including non-competition and non-solicitation covenants for six months after termination of employment, the plan will provide severance benefits in the amount of the sum of the officer’s base salary, most recent cash bonus and an amount equal to the annual premium payable by us for the officer’s health and dental insurance. The summary of the Executive Severance Plan set forth above is qualified in its entirety by reference to Exhibit 10.3, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement among Paramount Group, Inc., Paramount Group Operating Partnership LP and Wilbur Paes.

10.2	Employment Agreement among Paramount Group, Inc., Paramount Group Operating Partnership LP and Peter Brindley.

10.3	Paramount Group, Inc. Executive Severance Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT GROUP, INC.

By:	/s/ Wilbur Paes
Name:	Wilbur Paes
Title:	Chief Operating Officer, Chief Financial Officer and Treasurer

Date: February 5, 2021

5